Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
December 31, 2012

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and for the fiscal year ended December 31, 2012 (when available).

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Geographic Diversification

Consolidated Properties

As of December 31, 2012
State	# of Centers	GLA	% of GLA
South Carolina	5	1,576,873	15%
Pennsylvania	3	874,422	8%
New York	1	729,734	7%
Georgia	2	691,582	6%
Texas	2	619,729	6%
Delaware	1	568,975	5%
Alabama	1	557,228	5%
North Carolina	3	505,225	5%
New Jersey	1	489,762	4%
Michigan	2	437,222	4%
Tennessee	1	419,038	4%
Ohio	1	411,776	4%
Missouri	1	302,922	3%
Utah	1	298,391	3%
Connecticut	1	289,898	3%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Louisiana	1	270,208	3%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	197,707	2%
California	1	171,300	2%
Maine	2	82,286	1%
Total	36	10,736,734	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Deer Park, NY	1	741,981	33.33%
Texas City, TX	1	352,705	50.00%
Glendale, AZ	1	332,234	58.00%
Wisconsin Dells, WI	1	265,086	50.00%
Bromont, QC	1	162,943	50.00%
Cookstown, ON	1	155,522	50.00%
Saint-Sauveur, QC	1	116,097	50.00%
Deer Park, NY (warehouse)	—	29,253	33.33%
Total	7	2,155,821

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 12/31/12	% Occupied 12/31/12	% Occupied 9/30/12	% Occupied 6/30/12	% Occupied 3/31/12	% Occupied 12/31/11
Riverhead, NY	729,734	100%	99%	100%	98%	99%
Rehoboth Beach, DE	568,975	100%	100%	99%	100%	100%
Foley, AL	557,228	97%	98%	97%	98%	97%
Atlantic City, NJ	489,762	96%	96%	97%	98%	99%
San Marcos, TX	441,929	100%	100%	100%	99%	100%
Myrtle Beach Hwy 501, SC	425,247	98%	99%	99%	97%	99%
Sevierville, TN	419,038	100%	100%	99%	99%	100%
Jeffersonville, OH	411,776	100%	100%	99%	95%	99%
Myrtle Beach Hwy 17, SC	402,791	100%	99%	100%	99%	99%
Washington, PA	372,972	100%	100%	99%	98%	99%
Commerce II, GA	370,512	100%	100%	100%	98%	100%
Charleston, SC	365,107	100%	99%	96%	97%	99%
Howell, MI	324,652	96%	96%	94%	97%	98%
Locust Grove, GA	321,070	100%	100%	99%	98%	100%
Mebane, NC	318,910	100%	100%	100%	100%	100%
Branson, MO	302,922	100%	99%	97%	98%	100%
Park City, UT	298,391	100%	100%	100%	99%	100%
Westbrook, CT	289,898	100%	99%	97%	98%	100%
Williamsburg, IA	277,230	100%	100%	99%	98%	99%
Lincoln City, OR	270,212	99%	98%	97%	95%	96%
Gonzales, LA	270,208	100%	100%	100%	99%	100%
Lancaster, PA	254,002	100%	100%	100%	100%	100%
Tuscola, IL	250,439	91%	91%	90%	90%	90%
Hershey, PA	247,448	100%	99%	100%	97%	100%
Tilton, NH	245,698	100%	100%	99%	99%	100%
Hilton Head II, SC	206,529	100%	100%	100%	100%	98%
Fort Myers, FL	198,877	94%	93%	89%	92%	92%
Ocean City, MD	197,707	93%	93%	89%	91%	92%
Terrell, TX	177,800	96%	94%	94%	94%	94%
Hilton Head I, SC	177,199	100%	100%	100%	100%	98%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,570	100%	100%	100%	96%	96%
Blowing Rock, NC	104,154	99%	97%	97%	98%	100%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	57,667	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	10,736,734	99%	99%	98%	97%	99%

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Unconsolidated joint venture properties
Location	Total GLA 12/31/12	% Occupied 12/31/12	% Occupied 9/30/12	% Occupied 6/30/12	% Occupied 3/31/12	% Occupied 12/31/11
Deer Park, NY (1)	741,981	93%	92%	91%	91%	90%
Texas City, TX	352,705	97%	na	na	na	na
Glendale, AZ	332,234	94%	na	na	na	na
Wisconsin Dells, WI	265,086	98%	98%	99%	98%	98%
Bromont, QC (2)	162,943	89%	na	na	na	na
Cookstown, ON (3)	155,522	100%	100%	99%	91%	100%
Saint-Sauveur, QC (2)	116,097	100%	na	na	na	na

(1)	Excludes a 29,253 square foot warehouse adjacent to the shopping center.

(2)	Center acquired in November 2012, located in Quebec, Canada.

(3)	Center acquired in December 2011 and located in Ontario, Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

(1)	Excludes seven unconsolidated outlet centers and one warehouse. See table page 4.

(2)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened during the first quarter of 2011 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Major Tenants (1)

Ten Largest Tenants as of December 31, 2012
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	80	853,525	7.9%
Phillips-Van Heusen	130	675,400	6.3%
Dress Barn, Inc.	89	525,125	4.9%
VF Outlet, Inc.	43	378,242	3.5%
Nike	36	371,020	3.4%
Adidas	42	325,546	3.0%
Ann Taylor	44	306,768	2.9%
Polo Ralph Lauren	29	286,851	2.7%
Carter's	59	276,641	2.6%
Hanesbrands Direct, LLC	43	245,663	2.3%
Total of All Listed Above	595	4,244,781	39.5%

(1)	Excludes seven unconsolidated outlet centers and one warehouse. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Lease Expirations as of December 31, 2012

(1)	Excludes seven unconsolidated outlet centers and one warehouse. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Leasing Activity (1)

	3/31/2012	6/30/2012	9/30/2012	12/31/2012	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	60	32	38	6	136	156
Gross leasable area	220,237	98,393	121,232	9,991	449,853	548,054
New initial base rent per square foot	$30.01	$28.07	$28.24	$34.82	$29.22	$25.96
Prior expiring base rent per square foot	$20.84	$21.25	$20.75	$26.74	$21.04	$19.20
Percent increase	44.0%	32.1%	36.1%	30.2%	38.9%	35.3%

New straight line base rent per square foot	$32.53	$30.52	$30.57	$39.48	$31.72	$28.24
Prior straight line base rent per square foot	$20.60	$20.78	$20.06	$25.17	$20.60	$18.82
Percent increase	57.9%	46.9%	52.4%	56.9%	54.0%	50.1%

Renewed Space:
Number of leases	188	54	35	45	322	307
Gross leasable area	920,436	268,841	168,560	178,375	1,536,212	1,459,431
New initial base rent per square foot	$21.27	$20.19	$19.92	$21.35	$20.94	$19.99
Prior expiring base rent per square foot	$19.38	$18.49	$18.18	$18.72	$19.02	$18.66
Percent increase	9.7%	9.2%	9.6%	14.0%	10.1%	7.1%

New straight line base rent per square foot	$21.97	$20.94	$20.30	$23.21	$21.75	$20.54
Prior straight line base rent per square foot	$19.18	$18.14	$17.78	$17.89	$18.70	$18.16
Percent increase	14.5%	15.4%	14.2%	29.7%	16.3%	13.1%

Total Re-tenanted and Renewed Space:
Number of leases	248	86	73	51	458	463
Gross leasable area	1,140,673	367,234	289,792	188,366	1,986,065	2,007,485
New initial base rent per square foot	$22.96	$22.30	$23.40	$22.06	$22.82	$21.62
Prior expiring base rent per square foot	$19.66	$19.23	$19.26	$19.15	$19.48	$18.81
Percent increase	16.7%	16.0%	21.5%	15.2%	17.1%	15.0%

New straight line base rent per square foot	$24.01	$23.51	$24.60	$24.07	$24.01	$22.64
Prior straight line base rent per square foot	$19.46	$18.85	$18.73	$18.28	$19.13	$18.34
Percent increase	23.4%	24.7%	31.3%	31.7%	25.5%	23.4%

(1)	Excludes seven unconsolidated outlet centers and one warehouse. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Consolidated Balance Sheets (dollars in thousands)

	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
ASSETS
Rental property
Land	$148,002	$148,002	$148,002	$148,002	$148,002
Buildings, improvements and fixtures	1,796,042	1,793,963	1,787,050	1,773,055	1,764,494
Construction in progress	3,308	—	—	4,545	3,549
	1,947,352	1,941,965	1,935,052	1,925,602	1,916,045
Accumulated depreciation	(582,859)	(565,521)	(547,167)	(530,150)	(512,485)
Total rental property, net	1,364,493	1,376,444	1,387,885	1,395,452	1,403,560
Cash and cash equivalents	10,335	9,511	11,855	10,787	7,894
Investments in unconsolidated joint ventures	126,632	82,676	72,394	48,483	28,481
Deferred lease costs and other intangibles, net	101,040	104,496	109,850	115,157	120,636
Deferred debt origination costs, net	9,083	9,619	10,219	10,775	8,861
Prepaids and other assets	60,842	56,211	50,172	54,304	52,383
Total assets	$1,672,425	$1,638,957	$1,642,375	$1,634,958	$1,621,815
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$548,033	$547,964	$547,896	$547,829	$547,763
Unsecured term loans, net of discounts	259,453	259,416	259,380	259,344	9,308
Mortgages payable, including premiums	107,745	108,672	109,583	110,483	111,379
Unsecured lines of credit	178,306	136,769	141,224	121,073	357,092
Total debt	1,093,537	1,052,821	1,058,083	1,038,729	1,025,542
Construction trade payables	7,084	10,525	14,746	15,698	13,656
Accounts payable & accruals	41,149	46,087	38,011	43,165	37,757
Other liabilities	16,780	16,429	16,283	16,399	16,428
Total liabilities	1,158,550	1,125,862	1,127,123	1,113,991	1,093,383
Commitments and contingencies
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	941	939	935	926	867
Paid in capital	766,056	762,821	758,381	751,633	720,073
Accumulated distributions in excess of net income	(285,588)	(283,943)	(279,657)	(271,941)	(261,913)
Accumulated other comprehensive income	1,200	1,252	1,405	1,449	1,535
Equity attributable to Tanger Factory Outlet Centers, Inc.	482,609	481,069	481,064	482,067	460,562
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	24,432	25,218	27,386	32,068	61,027
Noncontrolling interest in other consolidated partnerships	6,834	6,808	6,802	6,832	6,843
Total equity	513,875	513,095	515,252	520,967	528,432
Total liabilities and equity	$1,672,425	$1,638,957	$1,642,375	$1,634,958	$1,621,815

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	12/31/12	12/31/11
REVENUES
Base rentals	$59,769	$59,662	$58,583	$57,219	$58,007	$235,233	$207,637
Percentage rentals	4,630	3,180	1,618	1,744	3,872	11,172	9,084
Expense reimbursements	26,963	24,646	24,989	23,476	24,826	100,074	89,620
Other income	3,574	2,995	2,145	1,804	2,435	10,518	8,882
Total revenues	94,936	90,483	87,335	84,243	89,140	356,997	315,223
EXPENSES
Property operating	29,481	27,614	27,977	26,088	27,192	111,160	100,246
General & administrative	9,715	9,018	8,699	10,020	8,237	37,452	30,132
Acquisition costs	117	—	—	—	217	117	2,736
Abandoned development costs	—	—	—	—	—	—	158
Depreciation and amortization	23,436	24,809	24,923	25,515	25,228	98,683	84,015
Total expenses	62,749	61,441	61,599	61,623	60,874	247,412	217,287
Operating income	32,187	29,042	25,736	22,620	28,266	109,585	97,936
Interest expense	12,752	12,317	12,411	12,334	12,386	49,814	45,382
Income before equity in losses of unconsolidated joint ventures	19,435	16,725	13,325	10,286	15,880	59,771	52,554
Equity in losses of unconsolidated joint ventures	(421)	(555)	(867)	(1,452)	(742)	(3,295)	(1,565)
Net income	19,014	16,170	12,458	8,834	15,138	56,476	50,989
Noncontrolling interests in Operating Partnership	(952)	(836)	(766)	(713)	(1,787)	(3,267)	(6,356)
Noncontrolling interests in other consolidated partnerships	(6)	(7)	25	7	6	19	8
Net income attributable to Tanger Factory Outlet Centers, Inc.	18,056	15,327	11,717	8,128	13,357	53,228	44,641
Allocation to participating securities	(208)	(209)	(209)	(158)	(163)	(784)	(684)
Net income available to common shareholders	$17,848	$15,118	$11,508	$7,970	$13,194	$52,444	$43,957
Basic earnings per common share
Net income	$0.19	$0.16	$0.13	$0.09	$0.15	$0.57	$0.53
Diluted earnings per common share
Net income	$0.19	$0.16	$0.12	$0.09	$0.15	$0.57	$0.52
Weighted average common shares
Basic	92,845	92,674	91,717	89,671	85,891	91,733	83,000
Diluted	93,807	93,647	92,816	90,832	86,917	92,661	84,129

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	12/31/12	12/31/11
Funds from operations:
Net income	$19,014	$16,170	$12,458	$8,834	$15,138	$56,476	$50,989
Adjusted for -
Depreciation and amortization uniquely significant to real estate - consolidated properties	23,217	24,532	24,710	25,301	25,019	97,760	83,275
Depreciation and amortization uniquely significant to real estate - unconsolidated joint ventures	2,996	1,641	1,653	1,815	1,253	8,105	5,175
Impairment charge - unconsolidated joint ventures	—	—	140	—	300	140	300
Funds from operations	45,227	42,343	38,961	35,950	41,710	162,481	139,739
FFO attributable to noncontrolling interests in other consolidated partnerships	(36)	(4)	16	(2)	(18)	(26)	(37)
Allocation to participating securities	(451)	(425)	(391)	(308)	(345)	(1,576)	(1,240)
Funds from operations available to common shareholders	$44,740	$41,914	$38,586	$35,640	$41,347	$160,879	$138,462
Funds from operations per share	$0.45	$0.42	$0.39	$0.36	$0.42	$1.63	$1.44
Funds available for distribution to common shareholders:
Funds from operations	$44,740	$41,914	$38,586	$35,640	$41,347	$160,879	$138,462
Adjusted for -
Corporate depreciation excluded above	219	276	214	214	209	923	740
Amortization of finance costs	591	576	585	561	603	2,313	2,143
Amortization of net debt discount (premium)	(254)	(253)	(252)	(248)	(262)	(1,007)	(314)
Amortization of share-based compensation	2,338	2,339	2,313	3,306	1,756	10,296	7,056
Straight line rent adjustment	(783)	(1,009)	(860)	(997)	(787)	(3,649)	(3,829)
Market rent adjustment	141	(59)	(196)	(234)	(176)	(348)	(454)
2nd generation tenant allowances	(5,901)	(1,297)	(3,179)	(5,537)	(2,796)	(15,914)	(13,984)
Capital improvements	(1,410)	(2,951)	(2,500)	(891)	(1,181)	(7,752)	(10,532)
Adjustments from unconsolidated joint ventures	17	257	78	168	(62)	520	(198)
Funds available for distribution	$39,698	$39,793	$34,789	$31,982	$38,651	$146,261	$119,090
Funds available for distribution per share	$0.40	$0.40	$0.35	$0.32	$0.39	$1.48	$1.24
Dividends paid per share	$0.21	$0.21	$0.21	$0.20	$0.20	$0.83	$0.79
FFO payout ratio	47%	50%	54%	56%	48%	51%	55%
FAD payout ratio	53%	53%	60%	63%	51%	56%	64%
Diluted weighted average common shs.	98,699	98,699	98,812	98,690	98,409	98,605	96,021

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Unconsolidated Joint Venture Information

The following table details certain information as of December 31, 2012, except for Net Operating Income ("NOI") which is for the year ended December 31, 2012, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Deer Park	Deer Park, Long Island NY	33.3%	741,981	$88.1	$6.3	$82.3

Deer Park Warehouse	Deer Park, Long Island NY	33.3%	29,253	$0.6	$—	$0.6

Galveston/Houston (1)	Texas City, TX	50.0%	352,705	$42.0	$0.8	$—

National Harbor (2)	Washington D.C. Metro Area	50.0%	—	$2.9	$—	$—

RioCan Canada (3)	Various	50.0%	434,562	$81.2	$1.9	$10.1

Westgate (4)	Glendale, AZ	58.0%	332,234	$42.2	$0.3	$18.6

Wisconsin Dells	Wisconsin Dells, WI	50.0%	265,086	$15.3	$2.2	$12.1

Other				$0.3	$—	$—

Total				$272.6	$11.5	$123.7

(1)	Center opened on October 19, 2012.

(2)	Center is currently under development.

(3)
Includes a 155,522 square foot center in Cookstown, Ontario that was acquired in December of 2011, a 162,943 square foot center in Bromont, Quebec and a 116,097 square foot center in Saint-Sauveur, Quebec, both of which were acquired in November of 2012, as well as investments related to due diligence costs for additional potential sites in Canada.

(4)	Center opened on November 15, 2012.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Unconsolidated Joint Venture Information
Summary Combined Balance Sheets (dollars in thousands)

	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011	Tanger's Share as of 12/31/12
Assets
Land	$110,665	$78,531	$77,479	$78,850	$77,864	$48,602
Buildings, improvements and fixtures	493,424	295,593	295,020	296,605	288,934	211,435
Construction in progress, including land	2,128	113,169	85,100	31,941	23,545	1,064
	606,217	487,293	457,599	407,396	390,343	261,101
Accumulated depreciation	(62,547)	(57,067)	(53,192)	(50,039)	(46,245)	(23,623)
Total rental property, net	543,670	430,226	404,407	357,357	344,098	237,478
Assets held for sale (1)	1,828	1,821	1,800	—	—	609
Cash and cash equivalents	21,879	10,778	16,855	9,621	7,582	10,661
Deferred lease costs, net	24,411	13,586	13,514	14,294	14,815	11,998
Deferred debt origination costs, net	5,213	5,773	6,566	6,626	7,566	1,972
Prepaids and other assets	25,350	21,396	16,386	15,663	11,687	9,906
Total assets	$622,351	$483,580	$459,528	$403,561	$385,748	$272,624

Liabilities & Owners' Equity
Mortgages payable	$325,192	$288,978	$273,034	$273,534	$303,230	$123,693
Construction trade payables	21,734	14,506	23,135	7,719	2,669	11,318
Accounts payable & other liabilities	31,944	26,125	25,641	24,788	27,246	14,377
Total liabilities	378,870	329,609	321,810	306,041	333,145	149,388
Owners' equity	243,481	153,971	137,718	97,520	52,603	123,236
Total liabilities & owners' equity	$622,351	$483,580	$459,528	$403,561	$385,748	$272,624
(1) Assets related to our Deer Park Warehouse joint venture, which is currently for sale.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Unconsolidated Joint Venture Information
Summary Combined Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	12/31/12	12/31/11
Revenues	$19,687	$11,985	$11,606	$11,658	$10,045	$54,936	$38,847
Expenses
Property operating	9,183	5,521	5,083	4,891	4,742	24,678	18,034
General & administrative	205	365	237	163	136	970	250
Acquisition costs	733	—	—	704	—	1,437	—
Abandoned development costs	57	—	436	954	—	1,447	—
Impairment charge	—	—	420	—	900	420	900
Depreciation & amortization	6,723	4,283	4,300	4,608	3,470	19,914	14,242
Total expenses	16,901	10,169	10,476	11,320	9,248	48,866	33,426
Operating income	2,786	1,816	1,130	338	797	6,070	5,421
Interest expense	3,793	3,540	3,598	3,829	3,146	14,760	10,456
Net loss	$(1,007)	$(1,724)	$(2,468)	$(3,491)	$(2,349)	$(8,690)	$(5,035)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$4,326	$2,303	$2,379	$2,526	$2,196	$11,534	$7,543
Net loss	$(421)	$(555)	$(867)	$(1,452)	$(742)	$(3,295)	$(1,565)
Depreciation and impairments (real estate related)	$2,996	$1,641	$1,793	$1,815	$1,553	$8,245	$5,475

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

External Growth Pipeline Summary
Represents Tanger's expectations as of February 12, 2013

Project/Market	Approximate Size (000 SF)	Projected Total Cost (Millions)	Tanger Share	Projected Return	Projected Opening

UNITED STATES:
New development
National Harbor, Washington D.C. metro area	340	$94 - $96	50%	9.5% - 10.5%	November 2013
Scottsdale, AZ	220	$45 - $55	100%	(1)	2H 2014
Foxwoods, Mashantucket, CT (2)	312	$110 - $120	67%	(1)	2H 2014
Charlotte, NC	400	$85 - $95	50%	(1)	2H 2014
Columbus, OH	350	$75 - $85	50%	(1)	2H 2014

Expansions
Gonzales, LA	40	$8 - $9	100%	10% - 11%	April 2013
Park City, UT	21	$5.5 - $6.5	100%	9.5 - 10.5%	4Q 2013
Sevierville, TN	20	$3 - $4	100%	11.5% - 12.5%	3Q 2013

CANADA:
New development
Kanata, ON (Ottawa)	293	$390 - $395	50%	(1)	2H 2014

Expansions
Cookstown, ON (N. Toronto)	164	$55 - $65	50%	(1)	2H 2014
Saint-Sauveur, QC (NW Montreal)	20	$5.5 - $6.5	50%	(1)	2H 2014

(1)	Currently expect return to be within the company's targeted stabilized return on cost range of 9% - 11% in the US and 8% - 10% in Canada.
(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the the Tanger Share column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

Anticipated approximate size, projected total cost, Tanger share, projected return, and return on cost for development and expansion projects are subject to adjustment as a result of risks inherent in the development process, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Debt Outstanding Summary (dollars in thousands)

As of December 31, 2012
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$178,306	Libor + 1.25%		11/10/2015
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
Unsecured term loan	250,000	Libor + 1.80%		2/23/2019
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(2,514)
Total unsecured debt	985,792
Secured mortgage debt: (2)
Atlantic City, NJ (including premium of $4,495)	56,707	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Ocean City, MD (including premium of $285)	18,825	5.24%	4.68%	1/6/2016
Hershey, PA (including premium of $1,582)	32,213	5.17% - 8.00%	3.40%	8/1/2015
Total secured mortgage debt	107,745
Tanger's share of unconsolidated JV debt:
Deer Park	82,315	Libor + 3.50 - 5.00%		5/17/2014
Deer Park Warehouse (3)	614	Prime + 5.5%		5/17/2011
RioCan Canada (including premium of $733) (4)	10,069	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Westgate (5)	18,570	Libor + 1.75%		6/27/2015
Wisconsin Dells (6)	12,125	Libor + 2.25%		12/17/2022
Total Tanger's share of unconsolidated JV debt	$123,693

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on November 10, 2015. Facility fees of 25 basis points annually are charged in arrears based on the amount of the commitment.

(2)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(3)
The interest only mortgage loan secured by the warehouse matured on May 17, 2011 and the joint venture did not qualify for the one year extension option. As a result, on June 1, 2012 the joint venture paid down the outstanding principal balance by $500,000 to $1.8 million and entered into a Loan Forbearance Agreement with the lender whereby the lender agreed that it would not enforce its rights under the Loan Documents until the Trigger Date of October 1, 2012 unless extended. Extension of the Trigger Date was contingent among other things upon delivering a fully executed contract to sell the property to an unaffiliated third-party purchaser. Although the joint venture did not meet all of the requirements for extending the Trigger Date for the Forbearance Termination Date, it has delivered a fully executed contract to sell the property which has been approved by the lender. Through closing, the joint venture is committed to make monthly debt service payments pursuant to the Forbearance and Loan Documents at a pay rate of Libor + 1.85%. Additional interest accrues at a rate of Prime + 5.5% less the amount paid.

(4)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan joint venture in November 2012. The mortgages have a balance of $18.6 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

(5)
On June 2012, the joint venture closed on a construction loan with the ability to borrow up to $48.3 million (our share $28.0 million), which carries an interest rate of LIBOR + 1.75%. As of December 31, 2012, the balance on the loan was $32.0 million (our share $18.6 million).

(6)
In December 2012, the joint venture closed on the refinance of its $24.3 million mortgage loan which had an initial maturity date of December 17, 2012. The refinanced interest-only, non-recourse mortgage loan has a 10 year term and carries an interest rate of LIBOR + 2.25%.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Future Scheduled Principal Payments (dollars in thousands)

As of December 31, 2012
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2013	$4,633	$945	$5,578
2014	3,599	82,666	86,265
2015	460,645	19,764	480,409
2016	30,279	343	30,622
2017	3,004	363	3,367
2018	3,179	384	3,563
2019	253,365	406	253,771
2020	303,561	5,964	309,525
2021	5,788	—	5,788
2022	4,430	12,125	16,555
2023 & thereafter	17,206	—	17,206
	$1,089,689	$122,960	$1,212,649
Net Premiums on Debt	3,848	733	4,581
	$1,093,537	$123,693	$1,217,230
Senior Unsecured Notes Financial Covenants (1)

As of December 31, 2012
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	47%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	5%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	197%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.49	Yes

(1)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2012